Exhibit 10.4

TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 22, 2009, by and between COMERICA BANK (“Bank”) and BRIDGEPOINT EDUCATION, INC. and BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (each, a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of April 12, 2004, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of March 9, 2005, that certain Second Amendment to Loan and Security Agreement dated as of June 13, 2006, that certain Third Amendment to Loan and Security Agreement dated as of January 11, 2007, that certain Fourth Amendment to Loan and Security Agreement dated as of March 12, 2007, that certain Fifth Amendment to Loan and Security Agreement dated as of October 1, 2007, that certain Sixth Amendment to Loan and Security Agreement dated as of March 9, 2008, that certain Seventh Amendment to Loan and Security Agreement dated as of June 12, 2008, that certain Eighth Amendment to Loan and Security Agreement dated as of October 3, 2008 and that certain Ninth Amendment to Loan and Security Agreement dated as of May 1, 2009 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.             Section 6.12 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.12 Accounts.  Subject to Section 6.8 hereof, Borrowers may maintain accounts at financial institutions outside of Bank, provided that such accounts are subject to account control agreements in favor of Bank and in form and content reasonably acceptable to Bank.”

2.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.             Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by each Borrower;

(b)           an amendment fee in the amount of Two Hundred Fifty Dollars ($250), which may be debited from any of Borrower’s accounts;

(c)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(d)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

6.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGEPOINT EDUCATION, INC

By:	/s/ Dan Devine
Dan Devine

Title:	Chief Financial Officer

BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC

By:	/s/ Dan Devine
Dan Devine

Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Greg Park

Title:	VP

[Signature Page to Tenth Amendment to Loan and Security Agreement]